(logo) ARGENTIC

SERVICES COMPANY

Annual Compliance Statement

Per the applicable Servicing Agreement for each of the transactions listed on Schedule I attached hereto, each of the undersigned, each duly authorized officers of Argentic Services Company LP, in its capacity as special servicer (the “Certifying Servicer”), do hereby certify as follows:

1.        I (or servicing officers under my supervision) have reviewed the Certifying Servicer’s activities for the period reflected on Schedule I attached hereto (the “Reporting Period”) and the Certifying Servicer’s performance under the applicable Servicing Agreement; and

2.        To the best of my knowledge, based on such review, the Certifying Servicer has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects during the Reporting Period.

Date: February 5, 2024

ARGENTIC SERVICES COMPANY LP

By: /s/ Andrew Hundertmark

Name: Andrew Hundertmark

Title: Authorized Signatory

ARGENTIC SERVICES COMPANY LP

By: /s/ Grace E. Bodemuller-Holst

Name: Grace E. Bodemuller-Holst

Title: Authorized Signatory

Schedule I

Transaction	Servicing Agreement	Servicing Agreement Date	Reporting Period
BANK 2018-BNK12	Pooling and Servicing Agreement	May 1, 2018	January 1, 2023 – December 31, 2023
BANK 2019-BNK22	Pooling and Servicing Agreement	November 1, 2019	July 6, 2023 – December 31, 2023
BBCMS Mortgage Trust 2022-C17	Pooling and Servicing Agreement	September 1, 2022	January 1, 2023 – December 31, 2023
Benchmark 2019-B10 Mortgage Trust	Pooling and Servicing Agreement	April 1, 2019	February 16, 2023 – December 31, 2023
Benchmark 2020-B16 Mortgage Trust	Pooling and Servicing Agreement	February 1, 2020	July 6, 2023 – December 31, 2023
Benchmark 2020-B20 Mortgage Trust	Pooling and Servicing Agreement	October 1, 2020	January 1, 2023 – December 31, 2023
Benchmark 2021-B26 Mortgage Trust	Pooling and Servicing Agreement	May 1, 2021	March 17, 2023 – December 31, 2023
Benchmark 2023-B38 Mortgage Trust	Pooling and Servicing Agreement	April 1, 2023	April 21, 2023 – December 31, 2023
BSST 2021-SSCP Mortgage Trust	Base Trust and Servicing Agreement; Supplement to Base Trust and Servicing Agreement	April 1, 2021 April 15, 2021	November 17, 2023 – December 31, 2023
BX Trust 2021-MFM1	Trust and Servicing Agreement	January 19, 2021	October 13, 2023 – December 31, 2023
BX Trust 2021-NWM	Trust and Servicing Agreement	March 9, 2021	November 17, 2023 – December 31, 2023
BPR Trust 2021-TY	Trust and Servicing Agreement	September 23, 2021	January 1, 2023 – December 31, 2023
BPR Trust 2021-WILL	Trust and Servicing Agreement	May 27, 2021	January 1, 2023 – December 31, 2023
BPR Trust 2022-STAR	Trust and Servicing Agreement	August 18, 2022	January 1, 2023 – December 31, 2023
BXP Trust 2017-CC	Trust and Servicing Agreement	August 9, 2017	January 1, 2023 – December 31, 2023
CD 2017-CD6 Mortgage Trust	Pooling and Servicing Agreement	November 1, 2017	January 1, 2023 – December 31, 2023
CSAIL 2018-CX11 Commercial Mortgage Trust	Pooling and Servicing Agreement	April 1, 2018	January 1, 2023 – December 31, 2023
CSAIL 2018-CX12 Commercial Mortgage Trust	Pooling and Servicing Agreement	August 1, 2018	January 1, 2023 – December 31, 2023
CSMC 2021-980M	Trust and Servicing Agreement	August 6, 2021	January 1, 2023 – December 31, 2023
CSMC 2021-GATE	Trust and Servicing Agreement	December 22, 2021	January 1, 2023 – December 31, 2023
GS Mortgage Securities Trust 2007- GG10	Pooling and Servicing Agreement	July 1, 2007	January 1, 2023 – July 12, 2023
GS Mortgage Securities Trust 2019- GSA1	Pooling and Servicing Agreement	November 1, 2019	January 1, 2023 – December 31, 2023
GS Mortgage Securities Trust 2021- GSA3	Pooling and Servicing Agreement	December 1, 2021	January 1, 2023 – December 31, 2023
J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	Pooling and Servicing Agreement	June 1, 2012	January 1, 2023 – December 31, 2023
MAD Mortgage Trust 2017-330M	Trust and Servicing Agreement	August 15, 2017	January 1, 2023 – December 31, 2023
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	Pooling and Servicing Agreement	February 1, 2013	January 1, 2023 – December 31, 2023
Morgan Stanley Capital I Trust 2017- H1	Pooling and Servicing Agreement	June 1, 2017	January 1, 2023 – December 31, 2023
Morgan Stanley Capital I Trust 2017- HR2	Pooling and Servicing Agreement	December 1, 2017	January 1, 2023 – December 31, 2023
Morgan Stanley Capital I Trust 2018- H4	Pooling and Servicing Agreement	December 1, 2018	January 1, 2023 – December 31, 2023
Morgan Stanley Capital I Trust 2019- H7	Pooling and Servicing Agreement	July 1, 2019	January 1, 2023 – December 31, 2023
Morgan Stanley Capital I Trust 2020- L4	Pooling and Servicing Agreement	February 1, 2020	January 1, 2023 – December 31, 2023
Morgan Stanley Capital I Trust 2021- L6	Pooling and Servicing Agreement	July 1, 2021	January 1, 2023 – December 31, 2023
MSWF Commercial Mortgage Trust 2023-1	Pooling and Servicing Agreement	May 1, 2023	May 25, 2023 – December 31, 2023
MSWF Commercial Mortgage Trust 2023-2	Pooling and Servicing Agreement	December 1, 2023	December 21, 2023 – December 31, 2023
NJ Trust 2023-GSP	Trust and Servicing Agreement	December 22, 2023	December 22, 2023 – December 31, 2023
OPEN Trust 2023-AIR	Trust and Servicing Agreement	November 20, 2023	November 20, 2023 – December 31, 2023
UBS Commercial Mortgage Trust 2018-C11	Pooling and Servicing Agreement	July 1, 2018	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage Trust 2017-C39	Pooling and Servicing Agreement	August 1, 2017	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2017-C41	Pooling and Servicing Agreement	November 1, 2017	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2017-HSDB	Trust and Servicing Agreement	November 30, 2017	January 1, 2023 – May 15, 2023
Wells Fargo Commercial Mortgage 2017-RC1	Pooling and Servicing Agreement	March 1, 2017	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2017-SMP	Trust and Servicing Agreement	December 21, 2017	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2018-1745	Trust and Servicing Agreement	July 2, 2018	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2018-AUS	Trust and Servicing Agreement	July 30, 2018	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2018-C46	Pooling and Servicing Agreement	August 1, 2018	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2018-C48	Pooling and Servicing Agreement	December 1, 2018	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2019-C52	Pooling and Servicing Agreement	August 1, 2019	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2019-C54	Pooling and Servicing Agreement	December 1, 2019	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2021-C59	Pooling and Servicing Agreement	May 1, 2021	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2022-C62	Pooling and Servicing Agreement	April 1, 2022	January 1, 2023 – December 31, 2023
Wells Fargo Commercial Mortgage 2022-ONL	Trust and Servicing Agreement	March 9, 2022	January 1, 2023 – December 31, 2023
WFRBS Commercial Mortgage Trust 2014-C19	Pooling and Servicing Agreement	March 1, 2014	January 1, 2023 – December 31, 2023

ARGENTIC SERVICES COMPANY LP

500 NORTH CENTRAL EXPRESSWAY, SUITE 261 PLANO, TEXAS 75074